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                                                                    Exhibit 23.2

                         Independent Auditors' Consent


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-48240),of Encore Medical Corporation of our report dated February 22, 2001 relating to the financial statements which appear in this Form 10-K.


Austin, Texas
March 22, 2002